EXECUTION COPY

AMENDMENT NO. 3 TO
LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 3 TO LOAN AND SERVICING AGREEMENT, effective as of October 2, 2013 (this “Amendment”), is executed by and among DT WAREHOUSE, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), DT CREDIT COMPANY, LLC, an Arizona limited liability company, as servicer (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Backup Servicer, Paying Agent and Securities Intermediary, DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Committed Lender and DEUTSCHE BANK AG, NEW YORK BRANCH, as Program Agent for the Conduit Lenders and the Committed Lenders and as a Managing Agent. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Loan and Servicing Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Servicer, the Program Agent, the Backup Servicer, the Securities Intermediary, the Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Loan and Servicing Agreement dated as of December 28, 2011 (as amended, supplemented or otherwise modified as of the date hereof, the “Loan and Servicing Agreement”);

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Loan and Servicing Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Amendment to the Loan and Servicing Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof,
1.1        The definition of “Average Gross Margin” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby deleted.
1.2        The definitions of “Borrowing Base (Eligible Contracts)”, “Borrowing Base (Wet Contracts)”, “EBITDA”, “Leverage Ratio”, and “Net Worth (Adjusted)” set forth in Section 1.01 of the Loan and Servicing Agreement are hereby amended and restated to read, respectively, as follows:
“Borrowing Base (Eligible Contracts)” means, at any time, the product of (i) the Advance Rate and (ii) (1) the aggregate Principal Balances of all Eligible Contracts at such time, minus (2) the amount by which the aggregate Principal Balances of all Eligible Contracts as to which the related Contract Debtor is rated “D+” or below pursuant to the Credit and Collection Policy exceeds the product of 2.50% and the aggregate Principal Balances of all Eligible Contracts at such time, minus (3) the amount by which the aggregate Principal Balances of all Eligible Contracts as to which the related Contract Debtor is rated “C-” or below pursuant to the Credit and Collection Policy exceeds the product of 9.00% and the aggregate Principal Balances of all Eligible Contracts at such time, minus (4) the amount by which the aggregate Principal Balances of all Eligible Contracts as to which the related Contract Debtor is rated “C” or below pursuant to the Credit and Collection Policy exceeds the product of 40.00% and the aggregate Principal Balances of all Eligible Contracts at such time, minus (5) the amount by which the aggregate Principal Balances of all Eligible Contracts as to which all or part in excess of 10.00% of any Scheduled Payment is 31 or more but less than 61 days delinquent exceeds the product of 10.00%, minus (6) the amount by which the aggregate Principal Balances of all Eligible Contracts as to which the original term to maturity exceeds sixty-eight (68) months exceeds the product of 30.00% and the aggregate Principal Balances of all Eligible Contracts at such time.

“Borrowing Base (Wet Contracts)” means, at any time, the lesser of (a) $9,000,000 and (b) (1) the product of 50% and the aggregate Principal Balance of all Pledged Contracts that are Wet Contracts at such time, minus (2) the amount by which the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts as to which the related Contract Debtor is rated “D+” or below pursuant to the Credit and Collection Policy exceeds the product of 2.50% and the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts at such time, minus (3) the amount by which the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts as to which the related Contract Debtor is rated “C-” or below pursuant to the Credit and Collection Policy exceeds the product of 9.00% and the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts at such time, minus (4) the amount by which the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts as to which the related Contract Debtor is rated “C” or below pursuant to the Credit and Collection Policy exceeds the product of 40.00% and the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts at such time, minus (5) the amount by which the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts as to which the original term to maturity exceeds sixty-eight (68) months exceeds the product of 30.00% and the aggregate Principal Balances of all Pledged Contracts that are Wet Contracts at such time.

“EBITDA” means, for the DT Entities On A Consolidated Basis any period, GAAP earnings plus (i) total interest expense (including that portion attributable to Capitalized Leases in accordance with GAAP and capitalized interest) of the DT Entities On A Consolidated Basis with respect to all outstanding Indebtedness of the DT Entities On A Consolidated Basis, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under interest rate agreements, but excluding, however, the amortization of deferred financing fees plus (ii) all unrecognized income required to be deferred in accordance with GAAP for such period, plus (iii) depreciation determined in accordance with GAAP for such period plus (iv) Taxes determined in accordance with GAAP for such period.

“Leverage Ratio” means, on any Quarterly Measurement Date, the ratio computed by dividing (a) the total assets of the DT Entities On A Consolidated Basis as of such date, determined in accordance with GAAP by (b) Net Worth (Adjusted) on such date.

“Net Worth (Adjusted)” means, at any time with respect to the DT Entities On A Consolidated Basis, (i) Net Equity at such time, plus (ii) the aggregate amount of Approved Indebtedness at such time, plus (iii) without duplication, the preference value of preferred shares of the DT Entities On A Consolidated Basis, plus (iv) all unrecognized income required to be deferred in accordance with GAAP, minus (v) the sum of (x) the aggregate value of all Intangible Assets of the DT Entities On A Consolidated Basis at such time determined in accordance with GAAP and (y) the aggregate amount of all advances to employees of the DT Entities at such time.

1.3        The definition of “Eligible Contract” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended by deleting clause (i) thereof and substituting, in lieu thereof the following:
(i)    which (i) has an original term to maturity that is not less than twelve (12) months and does not exceed sixty-two (62) months, or such other period as may be agreed to from time to time by the Borrower and the Program Agent; provided that (x) for Receivables as to which the Contract Debtor is rated “C” the original term to maturity is not less than twelve (12) months and does not exceed sixty-eight (68) months, (y) for Receivables as to which the Contract Debtor is rated “B” the original term to maturity is not less than twelve (12) months and does not exceed seventy (70) months, and (z) for Receivables as to which the Contract Debtor is rated “A” the original term to maturity is not less than twelve (12) months and does not exceed seventy-two (72) months, (ii) the Schedule of Payments has equal periodic payments except for payments due during the first 90 days of the term of such Contract, and except for the final payment which may be less than the other equal payments, and the payment obligation is in United States dollars, and (iii) does not cause the weighted average (based on Principal Balances of the applicable Eligible Contracts) original term to maturity of all Eligible Contracts that are Pledged Contracts to exceed sixty-five (65) months; provided that the Pledged Contracts rendered ineligible solely pursuant to the foregoing clause (iii) shall be selected by the Borrower from the Pledged Contracts with the longest original term to maturity and only with Principal Balances required to reduce such weighted average original term to maturity of all Eligible Contracts that are Pledged Contracts to or below sixty-five (65) months; provided that any such ineligible Pledged Contract may be subsequently designated by the Borrower as an “Eligible Contract” if the eligibility of such Pledged Contract would not cause such weighted average original term to maturity of all Pledged Contracts to exceed sixty-five (65) months;
1.4        The definition of “Wet Contract” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended by deleting clause (i) thereof and substituting, in lieu thereof the following:
(i)    which has an original term to maturity that does not exceed sixty-two (62) months, or such other period as may be agreed to from time to time by the Borrower and the Program Agent; provided that (x) for Receivables as to which the Contract Debtor is rated “C” the original term to maturity is not less than twelve (12) months and does not exceed sixty-eight (68) months, (y) for Receivables as to which the Contract Debtor is rated “B” the original term to maturity is not less than twelve (12) months and does not exceed seventy (70) months, and (z) for Receivables as to which the Contract Debtor is rated “A” the original term to maturity is not less than twelve (12) months and does not exceed seventy-two (72) months, (ii) and the Schedule of Payments has equal periodic payments except for payments due during the first 90 days of the term of such Contract, and except for the final payment which may be less than the other equal payments, and the payment obligation is in United States dollars, and (iii) does not cause the weighted average (based on Principal Balances of the applicable Eligible Contracts) original term to maturity of all Eligible Contracts that are Pledged Contracts to exceed sixty-five (65) months; provided that the Pledged Contracts rendered ineligible solely pursuant to the foregoing clause (iii) shall be selected by the Borrower from the Pledged Contracts with the longest original term to maturity and only with Principal Balances required to reduce the such weighted average original term to maturity of all Eligible Contracts that are Pledged Contracts to or below sixty-five (65) months; provided that any such ineligible Pledged Contract may be subsequently designated by the Borrower as an “Eligible Contract” if the eligibility of such Pledged Contract would not cause such weighted average original term to maturity of all Pledged Contracts to exceed sixty-five (65) months;

1.5        Sections 6.07(a)(ii)(D)(z) and 7.01(n) of the Loan and Servicing Agreement are hereby amended by deleting such Sections and replacing them with the following: “[intentionally omitted]”.
SECTION 2.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Program Agent of counterparts of this Amendment executed by each of the parties hereto.
SECTION 3.    Representations, Warranties and Confirmations. Each of the Servicer and the Borrower hereby represents and warrants that:
3.1    It has the power and is duly authorized, including by all corporate or limited liability company action on its part, to execute and deliver this Amendment.
3.2     This Amendment has been duly and validly executed and delivered by such party.
3.3    This Amendment and the Loan and Servicing Agreement as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.
3.4    Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of each such party, respectively, set forth in the Loan and Servicing Agreement and as amended hereby, are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).
3.5    Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes an Event of Termination, Servicer Default, Incipient Event of Termination or Incipient Servicer Default.
SECTION 4.    Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.
SECTION 5.    Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan and Servicing Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Loan and Servicing Agreement or any right, power or remedy of any Program Agent under the Loan and Servicing Agreement, except as expressly modified hereby. Upon the effectiveness of this Amendment, each reference in the Loan and Servicing Agreement to “this Agreement” or “this Loan and Servicing Agreement” or words of like import shall mean and be references to the Loan and Servicing Agreement as amended hereby, and each reference in any other Facility Document to the Loan and Servicing Agreement or to any terms defined in the Loan and Servicing Agreement which are modified hereby shall mean and be references to the Loan and Servicing Agreement or to such terms as modified hereby.
SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.
SECTION 8.    Headings. The Section headings herein are for convenience only and will not affect the construction hereof.
SECTION 9.    Novation. This Amendment does not constitute a novation or termination of the Loan and Servicing Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.
SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 11.    Fees, Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Program Agent and Chapman & Cutler LLP, counsel for the Backup Servicer, Paying Agent and Securities Intermediary incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.

Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

DT WAREHOUSE, LLC,
as Borrower

By: /s/ Jon Ehlinger_____________________
Name: Jon Ehlinger
Title: Secretary

DT CREDIT COMPANY, LLC,
as Servicer

By: /s/ Jon Ehlinger_____________________
Name: Jon Ehlinger
Title: Secretary

Signature Page to Amendment No. 3 to
Loan and Servicing Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH
as Program Agent and Managing Agent

By: /s/Daniel Gerber______________
Name: Daniel Gerber
Title: Director

By: _/s/Robert Sheldon_____________
Name: Robert Sheldon
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS as Committed Lender

By: _/s/Robert Sheldon_____________
Name: Robert Sheldon
Title: Managing Director

By: _/s/Mary Conners_____________
Name: Mary Conners
Title: Director

Signature Page to Amendment No. 3 to
Loan and Servicing Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Backup Servicer, Paying Agent and Securities Intermediary

By: /s/Jeanine C. Casey_____________________
Name: Jeanine C. Casey
Title: Vice President

Signature Page to Amendment No. 3 to
Loan and Servicing Agreement